REALTY INFORMATION GROUP, L.P.

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


                  This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of December 3, 1996 by and among Realty Information Group, L.P., a Delaware limited partnership (together with its successors and assigns, including a corporate successor entity, the "Company"), Realty Information Group, Inc., a Delaware corporation and the general partner of the Company (the "General Partner"), Founders/RIG, L.L.C., a Delaware limited liability company and a limited partner of the Company (together with its members and their successors and assigns, "Founders LLC"), Law Bulletin Publishing Company, a Delaware corporation (together with its shareholders and their successors and assigns, "LBPC"), and RIG Holdings, LLC, a Delaware limited liability company and a limited partner of the Company (together with its members and their successors and assigns,"RH LLC" and, together with Founders LLC and LBPC, the "Investors").

                                    RECITALS
                                    --------

                  WHEREAS, the Company and Founders LLC have entered into an Agreement Relating to Investments in the General Partner, and its Affiliated Limited Partnership dated May 15, 1995 (as the same may be amended, modified or supplemented from time to time, the "Founders Purchase Agreement"), providing for the issuance, delivery and sale of limited partnership interests of the Company; and

                  WHEREAS, the Company and LBPC have entered into an Agreement Relating to the Acquisition by the Company of Substantially all the Assets and Liabilities of Chicago Resource and the Investment by Law Bulletin Publishing Company in Units of the Company, dated March 29, 1996 (as the same may be amended, modified or supplemented from time to time, the "LBPC Purchase Agreement"), providing for the issuance, delivery and sale of limited partnership interests of the Company; and

                  WHEREAS, the Company and Allen LLC are simultaneously herewith entering into a Purchase Agreement (as the same may be amended, modified or supplemented from time to time, the "RH Purchase Agreement" and, together with the Founders Purchase Agreement and the LBPC Purchase Agreement, the "Purchase Agreements"), providing for the issuance, delivery and sale by the Company of limited partnership interests of the Company; and

                  WHEREAS, the parties hereto agree that they would all be better served if certain provisions in the Founders Purchase Agreement and LBPC Purchase Agreement were eliminated and addressed in a different manner in a master form of registration rights agreement providing for certain rights to Founders LLC, LBPC, and Allen LLC; and

                  WHEREAS, in order to induce Allen LLC to enter into the RH Purchase Agreement and to induce Founders LLC and LBPC to terminate certain provisions of the Founders Purchase Agreement and LBPC Purchase Agreement, respectively, the Company and the General Partner have agreed, subject to the terms set forth herein, to cause the Company to be converted to a C corporation so that common stock would be issued in exchange for the limited partnership interests of the Company (the "Limited Partnership Interests") and to register the shares of such common stock (the "Common Shares") pursuant to a registration statement filed with the U.S. Securities and Exchange Commission upon the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the mutual premises, covenants and conditions set forth herein, the parties hereby agree as follows:

                  1.   Definitions.   Capitalized   terms  used  herein  without
definition shall have the meanings assigned to such terms in the Purchase Agreements. For the purposes of this Agreement:

                           "Commission"  means the U.S.  Securities and Exchange
                  Commission or any other governmental authority from time to time administering the Securities Act.

                           "Common  Shares"  means shares of common stock of the
                  Corporation or issuable pursuant in exchange for Limited Partnership Interests pursuant to an Incorporation Transaction.

                           "Corporation"  means  the corporation  into which the
                  Company is converted in an Incorporation Transaction.

                           "Exchange Act" means the  Securities  Exchange Act of
                  1934, as amended or any similar federal statute and the rules and the regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                           "Holder"  means any person owning or having the right
                  to acquire Registrable Securities or any assignee thereof in accordance with Section 10 hereof.

                           "Incorporation   Transaction"  means  a  transaction,
                  however effected, in which the Company is converted into a C corporation.

                           "Initial  Public  Offering"  shall  mean the  initial
                  public offering of Common Shares by the Company.

                           "Register,"  "Registered," and  "Registration"  refer
                  to  a   Registration   effected  by  preparing  and  filing  a
                  Registration Statement or similar document in compliance

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



                  with the Securities Act, and the declaration or ordering of effectiveness of such Registrant on Statement or Document.

                           "Registrable  Securities"  means (i) as  applied to a
                  holder of Limited Partnership Interests, the Common Shares issuable in exchange therefor in an Incorporation Transaction,
                  (ii) the Common Shares and (iii) any common stock of the Corporation issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when
                  (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been transferred in accordance with such Registration Statement, (b) they shall have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act, or provided that at the time such securities are proposed to be sold, they may be sold under Rule 144 without any limitation on the amount of such securities which may be sold or (c) they shall have ceased to be outstanding.

                           "Registration  Expenses" means all expenses  incident
                  to the Company's performance of or compliance with Article 2 and 3, including, without limitation, (a) the conversion of the Company to a Corporation, however effected, (b) any allocation of salaries and expenses of Company personnel or other general overhead expenses of the Company, or other expenses for the preparation of historical and pro forma financial statements or other data normally prepared by the Company in the ordinary course of business; (c) all
                  Registration,  application,  filing,  transfer fees,  exchange listing fees, and register fees; (d) all NASD fees and fees and expenses of Registration or qualification of Registrable Securities under state securities or blue sky laws; (e) all word processing, duplicating and printing expenses, messenger and delivery expenses; (f) the fees and expenses of counsel for the Company, the fees and expenses of one counsel selected by the Selling Holders to represent the Selling Holders up to a maximum of $10,000 and the fees of the Company's independent accountants, including the expenses of customary "cold comfort" letters required by or incident to such performance and compliance; and (g) any fees and disbursements of underwriters and broker-dealers customarily paid by issuers or sellers of securities; provided, however, that in all cases in which the Company is required to pay Registration Expenses hereunder, Registration Expenses shall exclude underwriting discounts, selling commissions, and the fees and expenses of Selling Holders' own counsel (other than the counsel selected to represent all Selling Holders).

                           "Securities Act" means the Securities Act of 1933, as
                  amended, or any similar Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.


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



                           "Selling  Holder" means any Holder that has requested
                  inclusion of Registrable Securities held by such Holder in either a Demand Registration or a Registration by the Company pursuant to Section 3 hereof.


                  2.       Demand Registration.

                  (a) Request for Registration. At any time after the first to occur of (i) an Initial Public Offering or (ii) December 3, 1998, either Allen LLC or Founders LLC may request that the Company be converted into a C corporation (if not already so converted) and effect a Registration under the Securities Act of all or part of its Registrable Securities on Form S-1 or any similar long-form Registration (a "Long-Form Demand Registration") or on Form S-3 or any similar short-form Registration (a "Short-Form Demand Registration"), if available. A request for Registration pursuant to this Section 2 (a "Demand Registration") shall specify the approximate number of Registrable Securities requested to be Registered and the anticipated per share price range for such offering. If Allen LLC or Founders LLC, as the case may be, intends to distribute the Registrable Securities by means of an underwriting, it shall so advise the Company in its request. In the event such Registration is underwritten, the right of other Selling Holders to participate shall be conditioned on such Selling Holders, participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Holders. Such Holders shall have the right, by giving written notice to the Company within twenty (20) days after the Company provides its notice, to elect to have included in such Registration such of their Registrable Securities as such Holders may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use commercially reasonable efforts to convert the Company to a C corporation (if it has not already done so) and to effect the Registration, of all Registrable Securities that the Company has been requested to so register provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Securities requested to be registered by all Holders may not be included in the offering, then all Holders who have requested Registration shall participate in the offering pro rata based upon the number of Registrable Securities that they have requested to be so registered.

                  (b)  Registration  Statement  Form.  Registrations  under this
Section 2 shall be on such appropriate Registration form of the Commission as shall be selected by the Company and available to it under the Securities Act. The Company agrees to include in any such Registration Statement all information which, in the opinion of counsel to the Selling Holders and counsel to the Company, is required to be included therein under the Securities Act.

                  (c) Limitations on Registration. The Company shall not be required to effect more than two (2) Demand Registrations pursuant to this
Section 2 at the request of Allen LLC and not more than one (1) Demand Registration pursuant to this Section 2 at the request of Founders LLC. The Company shall not be required to effect any Demand Registration within a period of 90 days after the effective date of any other Registration effected pursuant to Section 2.


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



                  (d) Priority on Demand Registrations. The Company may, subject to Section 2(g), elect to include in any Registration Statement made pursuant to
Section 2, authorized but unissued Common Shares or Common Shares held as treasury stock.

                  (e) Effective Registration Statement. A Demand Registration shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has become effective, (ii) if after it has become effective, such Registration is interfered with by any stop order, injunction or other order requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders.

                  (f) Suspension. If the Board of Directors of the Company, in its good faith judgment, determines that any Registration of Common Shares should not be made or continued because it would materially interfere with any material financing, acquisition, corporation reorganization, merger, or other transaction involving the Company or any of its subsidiaries (a "Valid Business Reason"), (i) the Company may postpone filing a Registration Statement relating to a Demand Registration until such Valid Business Reason no longer exists, but in no event for more than 90 days, and (ii) in case a Registration Statement has been filed relating to a Demand Registration, if the Valid Business Reason has not resulted from actions taken by the Company, the Company may cause such Registration Statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such Registration Statement until such Valid Business Reason no longer exists, but in no event for more than 90 days (the "Postponement Period"); provided, however, that in no event shall the Company be permitted to postpone or withdraw a Registration Statement within 120 days after the expiration of Postponement Period.

                  (g) Allocation. If any Demand Registration involves an underwritten offering and the managing underwriter of such offering shall advise the Company that, in its view, the number of securities requested to be included in such Registration exceeds the largest number (the "Section 2(g) Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Selling Holders, the Company shall include in such
Registration:

                       (i) first, all Common Shares requested to be included in such Registration by the Selling Holders; provided, however, that, if the number of such Common Shares exceeds the Section 2(g) Number, the number of such Common Shares (not to exceed the Section 2(g) Number) shall be allocated to the Selling Holders; provided, further, however, that if the number of Common Shares requested to be included by all Selling Holders exceeds the Section 2(g) Number, then the number of such Common Shares included in such Registration shall be allocated on a pro rata basis among all Selling Holders requesting that Common Shares be included in such registration, based on the number of Common Shares then owned by each Selling Holder requesting inclusion in relating to the number of Common Shares then owned by all Selling Holders requesting inclusion; and

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



                       (ii) second, to the extent that the number of Common Shares to be included by all Selling Holders is less than the Section 2(g) Number, securities that the Company proposes to register.


                  3.       Company Registration.

                  (a) Inclusion in Company Registration. Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 2 or a Registration relating solely to the sale of securities to participants in a Company stock plan, or on Form S-4 with respect to any merger, consolidation or acquisition) at any time and from time to time (a "Company Registration"), it will, prior to such filing, give written notice to all Holders of its intention to do so and, upon the written request; of a Holder or folders given within twenty (20) days after the Company provides such notice (which request shall state the intended method of disposition of such Registration Securities), the Company shall use commercially reasonable efforts to cause all Registrable Securities Act the Company has been requested by such Holder or Holders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request or such Holder or Holders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Holder.

                  (b) Term. In connection with any offering under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Securities in such offering unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it provided that such terms must be consistent with this Agreement), and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company.

                  (c) Allocation. If any Company Registration involves an underwritten offering and the managing underwriter of such offering shall advise the Company that, in its view, the number of securities requested to be included in such Registration exceeds the largest number (the "Section 3(c) Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such Registration:

                           (i)  first,   all  Common  Shares  that  the  Company
proposes to register for its own account (the "Company Securities"); and

                           (ii) second, to the extent that the number of Company
Securities is less than the Section 3(c) Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all Selling Holders requesting that Common Shares be included in such registration, based on the number of Common Shares then owned by each Selling Holder requesting inclusion in relation to the number of Common Shares then owned by all Selling Holders requesting inclusion.

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



                  4. Allocation of Expenses. The Company will pay all Registration Expenses of all Registrations under this Agreement; provided, however, that if a Registration under Section 2 is withdrawn at the request of the Requesting Holder requesting such Registration (other than as a result of information concerning the business or financial condition of the Company that is made known to the Holders after the date on which such Registration was requested) and if the requesting Holder elects not to have such Registration counted as a registration requested under Section 2, the requesting Holder shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Securities included in such Registration.

                  5. Obligations of the Company. Whenever required under this Agreement to effect the Registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

                  (a) file with the Commission a Registration Statement with respect to such Registrable Securities and use commercially reasonable efforts to cause that Registration Statement to become and remain effective;

                  (b) prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for up to six months, in the case of a Long- Form Demand Registration, and one year in the case of a Short-Form Demand Registration, or, if occurring sooner, until the date on which the distribution of the Registrable Securities shall be completed;

                  (c) furnish to each Selling Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Selling Holder; provided, that if the Company has delivered preliminary or final prospectuses to the Selling Holders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Holders and, if requested, the Selling Holders shall immediately cease making offers of Registrable Securities and return all prospectuses to the Company. The Company shall promptly provide the Selling Holders with revised prospectuses and, following receipt of the revised prospectuses, the Selling Holders shall be free to resume making offers of the Registrable Securities;

                  (d) use commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Holders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Holders to consummate the public sale or other disposition in such states of the Registrable Securities owned by the Selling Holder;

                  (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing

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



underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such agreement; and

                  (f) notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  6.       Certain Obligations of Holders.

                           (a)  It  shall  be  a  condition   precedent  to  the
obligations of the Company to take any action under this Agreement with respect to the Registrable Securities of any Selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the Intended method of disposition of such securities as shall be required to effect the Registration of such Holder's Registrable Securities.

                           (b) Each Holder of Registrable  Securities covered by
a Registration Statement agrees that, upon receipt of any notice from the Company under Section 5.(f) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder's receipt of copies of a supplemented or amended prospectus covering such Registrable Securities, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of its receipt of such notice.

                  7. Indemnification and Contribution. In the event of any Registrar on of any of the Registrable Securities under the Securities Act pursuant to this agreement, the Company will indemnify and hold harmless the Selling Holder of such Registrable Securities, each underwriter of such Registrable Securities, and each other person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities, joint or several, to which such Selling Holder, underwriter, or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Selling Holder, underwriter, and each such controlling person in connection with investigation or defending any such loss, claim, damage, liability, or action; provided, however, that the Company will not be liable in any such case to the

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extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue  statement  or  omission  made in such  Registration  Statement,
preliminary  prospectus,   or  final  prospectus,   or  any  such  amendment  or
supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Holder, underwriter, or controlling person specifically for use in the preparation thereof.

                  In the event of any Registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, each Selling Holder of Registrable Securities, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriters (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities, joint or several, to which the Company, such directors and officers, underwriter, or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material act contained n any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such Selling Holder furnished in writing to the Company by or on behalf of such Selling Holder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment, or supplement; provided, however, that the obligations of each selling Holder hereunder shall be limited to an amount equal to the proceeds to such selling Holder of Registrable Securities sold in connection with such Registration.

                  Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigations, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

                  In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 7 but it is Judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such Selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, in each such case, the Company and such Selling Holder will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Securities sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

                  8. Indemnification with Respect to Underwritten Offering. In the event that Registrable Securities are sold pursuant to a Registration Statement in an underwritten offering, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

                  9. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without Registration, the Company agrees to:

                           (a) Make and keep public  information  available,  as
                  those terms are understood and defined in Rule 144 under the Securities Act, at all times following the ninetieth (90th) day after the effective date of the first Registration Statement filed by the Company for the offering of its securities to the general public;

                           (b) file with the  Commission  in a timely manner all
                  reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                           (c) furnish to any Holder, so long as such Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act at any time following the ninetieth (90th) day after the effective date of the first Registration Statement tiled by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without Registration or pursuant to such form.

                  10. Transfer of Registration Rights. The Registration rights of any Holder under this Agreement may not be transferred except (i) as to any Investor, to any Affiliate of such Investor, or (ii) to any person who is a Permitted Transferee (as such term is defined in the Limited Partnership Agreement of the Company) of that number of Common Shares (or a number of Limited Partnership Interests exchangeable for that number of Common Shares) representing not less than one percent (1%) of the aggregate common equity of the Company outstanding (on a fully-diluted basis) at the time of such transfer; provided, however, that the Company is given written notice from such Investor at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights hereunder are being transferred. As a condition to the effectiveness of any transfer permitted hereunder (i) the transferee shall agree, in writing, upon request of the Company, to be bound by the provisions of this Agreement, and (ii) the Company shall be given written notice at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such Registration rights are being assigned.

                  11. Allocation of Rights to Member of an Investor. Notwithstanding anything to the contrary herein, it is understood and agreed by the parties that the members of Allen r LC and Founders LLC are currently the ultimate beneficial owners of the Limited Partnership Interests held by each such Investor and the rights contained herein. At the direction of any Investor upon any Incorporation Transaction, the Company shall issue the Common Shares issuable in exchange for the Limited Partnership Interests directly to such members of the Investor in such amounts as the Investor shall specify in lieu of issuing such Common Shares to the Investor. Thereafter, for all intents and purposes hereunder, such members shall be deemed Holders as provided herein without further action and shall have the rights and obligations as provided herein.

                  12. "Stand-Off" Agreement. Each Holder, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Securities or other securities of the Company held by such Holder for a specified period of time (not to exceed 120 days) following the effective date of a Registration Statement; provided, that:

                  (a) such agreement shall only apply to the first such Registration Statement covering Common Stock of the Company to be sold on its behalf to the public in an underwritten offering; and

                  (b) all other holders of similar securities holding not less than the number of such securities held by such Holder (including shares of Common Shares issuable in exchange for the Limited Partnership Interests and issuable upon the conversion of convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Company enter into similar agreements.

                  13. Amendments to Founders Purchase Agreement and LBPC Purchase Agreement. The Founders Purchase Agreement is hereby amended by deleting in its entirety Article VIII thereof which Article shall be of no further force or effect. The LBPC Purchase Agreement is hereby amended by deleting in its entirety Article VI thereof which Article shall be of no further force or effect.

                  14.      Miscellaneous.

                  (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders in this Agreement.

                  (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities that would adversely affect the ability of the Holders to include such Registrable Securities in a Registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such Registration (including, without limitation, effecting a stock split or a combination of shares).

                  (c) Specific Performance; Other Rights. The parties recognize that various of the rights of the Investors under this Agreement are unique and, accordingly, the Investors shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. The Company hereby waives any requirement for security or the posting of any bond in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief.

                  (d) Successors and Assigns. Except as otherwise set forth herein, all covenants, agreements and representations made herein shall bind and inure to the benefit of each party hereto, and their respective successors and assigns.

                  (e) Notices and Communications. All notices and other communications which by any provision of this Agreement are required or permitted to be given shall be given in writing and shall be (i) mailed by first class or express mail, postage prepaid, (ii) sent by telex, telegram or telecopy confirmed by mailing (by first class or express mail, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or (iii) personally delivered to an officer of the receiving party. All such communications shall be mailed, sent or delivered to the notice address then applicable under the Company's Agreement of Limited Partnership.

                  A notice delivered in person shall be effective when given; a notice sent by mail shall not become effective until received by the person to whom it is given, unless it is mailed by registered mail, in which case it shall be deemed effective on the earlier of the date of receipt or the third business day after it has been mailed; a notice sent by telex, telegram or telecopy shall be deemed to be given when receipt of such transmission is acknowledged.

                  (f) Amendments and Waivers. Any provision of this Agreement to the contrary notwithstanding, changes in or additions to this Agreement may only be made, and compliance with any term, covenant, agreement, condition or provision set forth herein may only be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), with the consent in writing of the Holders of 75% of Registrable Securities.

                  (g) Headings; Counterparts. Headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument .

                  (h) Gender. Whenever used herein the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders.

                  (i) Further Assurances. Each of the parties hereto agrees to execute and deliver those writings and documents reasonably required to more fully carry out the purposes of this Agreement and the transactions contemplated hereby.

                  (j) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their respective duly authorized officers as of the day and year first above written.

                                REALTY INFORMATION GROUP, L.P.
                                By:      Realty Information Group, Inc.
                                         General Partner

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                REALTY INFORMATION GROUP, INC.

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                FOUNDERS/RIG, L.L.C.

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                RIG HOLDINGS, LLC
                                By: Allen & Company Incorporated
                                    Member

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                LAW BULLETIN PUBLISHING COMPANY

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title: